Taxes Recoverable and Payable (Tables)	12 Months Ended
Dec. 31, 2023
Taxes Recoverable and Payable [Abstract]
Schedule of Taxes Recoverable and Payable	Taxes recoverable and payable consist of VAT taxes payable and receivable from various European governments through group transactions in these countries. Taxes recoverable consist of the following (in thousands):
	Year Ended December 31,
	2023	2022
	(in thousands)
Taxes recoverable	$631	$1,388
Less: Taxes payable	(14)	(616)
Total	$617	$772